Related party transactions (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure of transactions between related parties [abstract]
Summary of Compensation Paid or Payable to Key Management	The compensation paid or payable to key management for employee services, including amortization of share-based payments, is shown in the table below. In 2023, the salaries and other short-term employee benefits paid or payable to key management are $8,586 (2022 – $9,008), which is included in total employee benefits of $37,483 (2022 – $34,973) recognized in general and administrative expenses, employee benefit plan expenses and share-based compensation expenses in the statements of operations.

	2023	2022

Salaries and other short-term employee benefits	$8,586	$9,008
Employee benefit plan	494	472
Share-based payments	5,886	7,450
Termination benefits	3,536	1,413
	$18,502	$18,343